UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 30, 2020
(Date of earliest event reported)
Commission file number 001-36440

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		46-4987888
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The Company announced its results of operations for the three months ended March 31, 2020 in a press release dated May 6, 2020, that is attached and incorporated herein by reference as Exhibit 99.1.
The information, including the exhibit attached hereto in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Company’s Chairman of the Board (“Chairman”), Ron Dollens did not seek re-election in 2020 and retired from the Board of Directors (“Board”) effective immediately following the Annual Meeting of Stockholders on April 30, 2020 (“Annual Meeting”), in accordance with our Corporate Governance Policy provisions on director retirement.
In connection with Mr. Dollens’ retirement, the Company's Board elected Gary Blackford as Chairman, effective immediately following the Annual Meeting. As Chairman, Mr. Blackford shall receive additional cash compensation of $115,000, paid in four quarterly installments at the beginning of each quarter, such payments to be in lieu of additional payments he previously received as Chairman of the Governance Committee of the Board.
Item 5.03 Amendments to Articles of Incorporation or Bylaws
On April 30, 2020, the stockholders approved amendments to the Company’s Certificate of Incorporation to declassify the Board (“Amendments”). The effective date of the Amendments is May 5, 2020. A copy of the Company’s Second Amended and Restated Certificate of Incorporation, which includes the Amendments, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Effective May 5, 2020, the Board also amended and restated the Company’s bylaws to (i) reflect the declassification of the Board, (ii) provide that stockholders may remove directors with or without cause following the 2023 annual meeting of stockholders; and (iii) revise the supermajority voting standard required for the removal of directors to instead reflect a majority voting standard. A copy of the Company’s Sixth Amended and Restated Bylaws, which includes the amendments to declassify the Board, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on April 30, 2020. For more information on the proposals presented at the meeting, see the 2020 Proxy Statement, the relevant portions of which are incorporated herein by reference.
The stockholders elected each of the two nominees to the Board of Directors for a three-year term by a majority of the votes cast:

Director	For	Against	Withhold	Broker Non-Votes
Heidi Kunz	40,638,010	—	787,018	3,394,332
Joseph Woody	41,034,821	—	390,207	3,394,332
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm to audit the Company's 2020 financial statements:

For	44,716,690
Against	57,812
Abstain	44,858
Broker Non-Votes	—

The stockholders approved the advisory resolution approving executive compensation:

For	40,194,925
Against	1,111,381
Abstain	118,722
Broker Non-Votes	3,394,332
The stockholders approved amendments to our certificate of incorporation:

For	41,243,219
Against	100,536
Abstain	81,273
Broker Non-Votes	3,394,332

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.
        The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of the Company
3.2	Sixth Amended and Restated Bylaws of the Company
99.1	Press Release issued by Avanos Medical, Inc. on May 6, 2020
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	May 6, 2020	By:	/s/ S. Ross Mansbach
S. Ross Mansbach Vice President, Deputy General Counsel and Corporate Secretary